Exhibit 99.2

CONSENT AND FOURTH AMENDMENT TO AMENDED

AND RESTATED CREDIT AGREEMENT

July 15, 2008

Caraustar Industries, Inc.

5000 Austell Powder Springs Road

Suite 300

Austell, Georgia 30106

Attention: Chief Financial Officer

Ladies and Gentlemen:

Reference is hereby made to that certain Amended and Restated Credit Agreement, dated as of March 30, 2006 (as at any time amended, the “Credit Agreement”) by and among the financial institutions from time to time parties thereto (the “Lenders”), Bank of America, N.A., a national banking association, in its capacity as agent for the Lenders (the “Agent”), Banc of America Securities LLC, as sole lead arranger and sole book manager, Caraustar Industries, Inc., a North Carolina corporation (“Caraustar”), each subsidiary of Caraustar listed on the signature pages thereto as a “Borrower” (Caraustar and such subsidiaries, collectively, the “Borrowers”) and each subsidiary of Caraustar listed on the signature pages thereto as a “Guarantor” (the “Guarantors”). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

Borrowers have advised Agent and the Lenders of the proposed sale (the “Membership Interest Sale”) by PBL Inc., a Delaware corporation (“PBL”), of PBL’s ownership interest (the “Membership Interests”) in Premier Boxboard Limited LLC, a Delaware limited liability company, to PBL Acquisition Inc., a Delaware corporation. In connection with the proposed Membership Interest Sale, Borrowers have delivered to Agent and the Lenders a draft Agreement for Purchase and Sale of Membership Interest in Premier Boxboard Limited LLC dated June 16, 2008 (the “Draft Purchase Agreement”).

Pursuant to Section 7.9 of the Credit Agreement, Borrowers and Guarantors (collectively, the “Obligors”) are prohibited from selling or otherwise disposing of any Obligor’s property, subject to certain limited exceptions, none of which exceptions apply to the proposed Membership Interest Sale.

Due to the restrictions contained in Section 7.9 of the Credit Agreement, Borrowers have requested that Agent and the Required Lenders consent to the Membership Interest Sale and, in connection therewith, release Agent’s liens upon the Membership Interests.

Furthermore, the parties hereto desire to amend the Credit Agreement as herein set forth.

Subject to the terms and conditions contained herein, Agent and the Required Lenders are willing to (i) consent to the Membership Interest Sale and (ii) modify the Credit Agreement as set forth herein.

1. Consent. Subject to the satisfaction of each of the conditions set forth below (the “Consent Conditions”) on the date that the Membership Interest Sale is consummated, (i) Agent and the Required Lenders hereby consent to the Membership Interest Sale and (ii) Agent agrees to release its liens upon the Membership Interests, provided, however, that Agent’s liens shall continue in all proceeds of the Membership Interests:

(a) No Default. No Default or Event of Default shall exist immediately before or after the consummation of the Membership Interest Sale, and Agent shall have received a certificate from the Borrower Representative certifying the same.

(b) Net Proceeds. Agent shall receive all Net Proceeds of the Membership Interest Sale on the date that the Membership Interest Sale is consummated, which Net Proceeds shall be in an amount that is not less than $60,000,000, in immediately available funds pursuant to the wiring instructions set forth below:

Bank of America, N.A., as Agent

New York, New York

ABA #026 009 593

For credit to: Caraustar

Bank of America - Southeast Collection Account

A/C #936 933 7552

(c) Purchase Agreement. Agent shall have received a true and complete copy of the fully executed Agreement for Purchase and Sale of Membership Interest in Premier Boxboard LLC (the “Purchase Agreement”), together with all schedules and exhibits thereto, which Purchase Agreement shall be identical to the Draft Purchase Agreement received and reviewed by Agent and the Lenders prior to the date hereof (other than changes, alterations, amendments or supplements that are not materially adverse to the interests of the Lenders, it being understood that any reduction in the purchase price shall not be deemed adverse to the interest of the Lenders so long as the minimum Net Proceeds condition in subsection (b) above is satisfied).

(d) Control Agreement. Agent shall have received a fully executed control agreement with respect to account number 22003083 maintained by Caraustar Industries, Inc. with Banc of America Securities, LLC, which account replaces account number 24900635 which was subject to that certain Collateral Account Notification and Acknowledgment (Third Party) dated March 30, 2006 among Agent, Caraustar Industries, Inc. and Banc of America Securities, LLC.

(e) Duly Executed Counterpart. Agent shall have received a counterpart of this agreement duly executed by each Borrower and each Guarantor.

(f) Deadline. The Membership Interest Sale shall be consummated on or before August 15, 2008.

Nothing contained in this agreement shall relieve Obligors of their obligation to collect and remit any required sales tax in connection with the Membership Interest Sale in accordance with applicable law.

2. Application of Net Proceeds. Upon receipt by Agent of the Net Proceeds of the Membership Interest Sale, Agent shall apply the Net Proceeds to the Obligations as follows: first, to the outstanding principal balance of the Term Loan, second, to any accrued but unpaid interest in respect of the Term Loan, and, third, to the outstanding principal balance of the Revolving Loans. The remainder of the Net Proceeds shall be deposited by Agent in account number 22003083 maintained by Caraustar Industries, Inc. with Banc of America Securities, LLC.

3. Form of Release; Limitation of Release. Upon satisfaction of each of the Consent Conditions, Agent agrees to release its security interests in and liens upon the Membership Interests by filing, at Borrowers’ expense, a UCC financing statement amendment in the form attached hereto as Exhibit A (the “UCC Financing Statement Amendment”); provided, however, that Agent’s liens shall continue in all proceeds of the Membership Interests. Except for Agent’s release of its security interest in and liens upon the Membership Interests, Agent shall retain all of its liens upon and security interests in all other property of Obligors or any other person or entity that secures the whole or any part of the Obligations, including, without limitation, any proceeds arising from the sale of the Membership Interests.

4. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) By deleting Section 2.5 of the Credit Agreement in its entirety and by substituting in lieu thereof the following new Section 2.5:

2.5 Unused Line Fee. On the first day of each month, and on the Termination Date, the Borrowers agree to pay to the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, an unused line fee (the “Unused Line Fee”) equal to: (A) 0.375% per annum times the Unused Line Amount, if the Unused Line Percentage for the immediately proceeding month (or shorter period, if applicable) is greater than or equal to 50%, or (B) 0.25% per annum time the Unused Line Amount, if the Unused Line Percentage for the immediately preceding month (or shorter period, if applicable) is less than 50%. As used herein, the term “Unused Line Amount” shall mean the amount by which the Maximum Revolver Amount exceeded the sum of the average daily outstanding amount of Revolving Loans and the average daily undrawn face amount of outstanding Letters of Credit during the immediately preceding month or shorter period if calculated on the Termination Date. As used herein, the term “Unused Line Percentage” shall mean an amount determined by dividing the Unused Line Amount for a given month (or shorter period, if applicable) by the Maximum Revolver Amount. The Unused Line Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed. All principal payments received by the Agent shall be deemed to be credited to the Borrowers’ Loan Account immediately upon receipt for purposes of calculating the Unused Line Fee pursuant to this Section 2.5.

(b) By deleting clause (a) of Section 7.14 of the Credit Agreement and by substituting in lieu thereof the following new clause (a):

(a) Neither any Obligor nor any of its Subsidiaries shall prepay any Debt (whether through a prepayment, redemption, defeasance or otherwise), except: (i) for prepayments of the Obligations in accordance with the terms of this Agreement; (ii) for the Redemption; (iii) as required under clause (c) or (d); and (iv) that the Obligors may prepay (including through redemptions and purchases) any Debt so long as (A) no Default or Event of Default exists immediately before or immediately after giving effect to such prepayment, (B) the average daily Availability during the period of 90 consecutive days ending on the date of such prepayment is greater than $25,000,000, (C) immediately after giving effect to such prepayment (including any Loans made hereunder to finance such prepayment), and with all of the Obligors’ obligations current, Availability is greater than $25,000,000, and (D) in the case of any prepayment of Debt outstanding under the Indentures, a Responsible Officer delivers to the Agent a certificate (1) demonstrating compliance with clauses (B) and C above, and (2) stating that no Default or Event of Default exists immediately before or immediately after giving effect to such prepayment. For purposes of making the calculations required under sub-clause (B) of this clause (a) only, “Availability” shall be defined as follows for each of the 90 days immediately preceding the consummation of the PBL Sale: (a) the lesser of (i) the Maximum Revolver Amount or (ii) the Borrowing Base, minus (b) Reserves other than Reserves deducted in the calculation of the Borrowing Base, minus (c) in each case, the Aggregate Revolver Outstandings, plus (d) the lesser of (x) the amount by which the Net Proceeds received by Agent in connection with the PBL Sale exceed the outstanding principal balance of the Term Loan on the date that the PBL Sale is consummated or (y) the unpaid balance of Revolving Loans on such date. For all days other than the 90 days immediately preceding the consummation of the PBL Sale, “Availability” under sub-clause (B) of this clause (a) shall have the meaning set forth in Annex A attached hereto.

(c) By deleting the definition of “Applicable Margin” contained in Annex A to the Credit Agreement and by substituting in lieu thereof the following new definition:

“Applicable Margin” means:

(i) with respect to Base Rate Revolving Loans and all other Obligations (other than LIBOR Rate Loans), 0.50%;

(ii) with respect to LIBOR Revolving Loans, 2.00%.

The Applicable Margins shall be adjusted (up or down) prospectively on a quarterly basis as determined by the Average Availability and Fixed Charge Coverage Ratio measured as of the last day of each fiscal quarter, based on the applicable pricing grid set forth below, commencing with the fiscal quarter ending on September 30, 2008.

If (a) the Fixed Charge Coverage Ratio (measured for the period of four fiscal quarters then ending) is less than 1.0 to 1.0 and (b) the Financial Covenant Option has not been exercised by the Borrowers

LEVEL	AVERAGE AVAILABILITY (measured for the fiscal quarter then ending)	LIBOR REVOLVING LOANS	BASE RATE REVOLVING LOANS
I	Less than $5 million	2.50%	1.00%
II	Greater than or equal to $5 million but less than $20 million	2.25%	0.75%
III	Greater than or equal to $20 million	2.00%	0.50%

If (a) the Fixed Charge Coverage Ratio (measured for the period of four fiscal quarters then ending) is equal to or greater than 1.0 to 1.0 and (b) the Financial Covenant Option has not been exercised by the Borrowers

LEVEL	AVERAGE AVAILABILITY (measured for the fiscal quarter then ending)	LIBOR REVOLVING LOANS	BASE RATE REVOLVING LOANS
I	Less than $5 million	2.25%	0.75%
II	Greater than or equal to $5 million but less than $20 million	2.00%	0.50%

III	Greater than or equal to $20 million but less than $35 million	1.75%	0.25%
IV	Greater than or equal to $35 million	1.50%	Zero

If the Financial Covenant Option has been exercised by the Borrowers and the Minimum Availability Reserve has been released

LEVEL	AVERAGE AVAILABILITY (measured for the fiscal quarter then ending)	LIBOR REVOLVING LOANS	BASE RATE REVOLVING LOANS
I	Less than $20 million	2.25%	0.75%
II	Greater than or equal to $20 million but less than $35 million	2.00%	0.50%
III	Greater than or equal to $35 million but less than $50 million	1.75%	0.25%
IV	Greater than or equal to $50 million, plus a Fixed Charge Coverage Ratio of less than 1.0 to 1.0	1.50%	Zero
V	Greater than or equal to $50 million, plus a Fixed Charge Coverage Ratio of at least 1.0 to 1.0	1.50%	Zero

All adjustments in the Applicable Margin shall be implemented quarterly on a prospective basis on the 3rd Business Day after receipt by the Agent of the Financial Statements and compliance certificate required under Sections 5.2(b) and (d) for each fiscal quarter. If a Default or Event of Default has occurred and is continuing at the time any reduction in the Applicable Margin is to be implemented, no reduction may occur until the first day of the first calendar month following the date on which such Default or Event of Default is waived or cured.

(d) By adding the following new definition of “PBL Sale” to Annex A to the Credit Agreement in proper alphabetical sequence:

“PBL Sale” means the sale by PBL Inc., a Delaware corporation (“PBL”), of all membership interests owned by PBL in Premier Boxboard Limited LLC, a Delaware limited liability company, to PBL Acquisition Inc., a Delaware corporation, which sale is permitted pursuant to and subject to the terms and conditions contained in that certain Consent and Fourth Amendment to Amended and Restated Credit Agreement dated July 15, 2008 among Agent, the Required Lenders, and the Obligors.

5. Interest Rate Disclosure. The LIBOR Rate on the date hereof is 2.50% per annum and, therefore, the rate of interest in effect hereunder on the date hereof after giving effect hereto, expressed in simple interest terms is 2.00% per annum with respect to any portion of the Loans bearing interest as a LIBOR Loan.

6. Fee; Expenses of Agent. In consideration of the willingness of Agent and the Required Lenders to enter into this amendment as set forth herein, Borrowers agree to pay to Agent, for the benefit of those Lenders who are signatories hereto, a fee in the amount of $50,000 (the “Consent Fee”) in immediately available funds on the date hereof. Each Lender that is a signatory hereto shall receive an amount equal to its Pro Rata Share of the Consent Fee. That portion of the Consent Fee, if any, which is attributable to the Pro Rata Share of Lenders who are not signatories hereto shall be refunded to the Borrowers. Additionally, Borrowers agree to pay, on demand, all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this agreement and any other documents, instruments or agreements executed in connection herewith, including, without limitation, the reasonable costs and expenses of Agent’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

7. Ratification and Reaffirmation. Each Obligor hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Obligor’s covenants, duties, indebtedness and liabilities under the Loan Documents.

8. Acknowledgments and Stipulations. Each Obligor acknowledges and stipulates that the Credit Agreement, the Security Agreement and the other Loan Documents executed by such Obligor are legal, valid and binding obligations of such Obligor that are enforceable against such Obligor in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Obligor); the security interests and liens granted by such Obligor in favor of Agent are duly perfected, first priority security interests and Liens; and, on and as of the opening of business on June 27, 2008, the unpaid principal amount of the Revolving Loans totaled $17,000,000, the unpaid principal amount of the Term Loan totaled $17,131,111.14, and the face amount of all issued and outstanding Letters of Credit totaled $15,990,850.50.

9. Representations and Warranties. Each Obligor represents and warrants to Agent and the Lenders, to induce Agent and the Required Lenders to enter into this agreement, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this agreement have been duly authorized by all requisite corporate action on the part of such Obligor and this agreement has been duly executed and delivered by such Obligor; and all of the representations and warranties made by such Obligor in the Credit Agreement and the Security Agreement are true and correct on and as of the date hereof.

10. References to the Credit Agreement. Upon the effectiveness of this agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this agreement.

11. Breach of Agreement. This agreement constitutes a Loan Document, and a breach of any representation, warranty or covenant herein shall have the consequences set forth in the Credit Agreement.

12. Conditions Precedent. The effectiveness of the amendments contained in Section 4 hereof are subject to the satisfaction of each of the following conditions precedent in a manner satisfactory to the Agent and the Required Lenders, unless satisfaction thereof is specifically waived in writing by Agent and the Required Lenders:

(a) Agent shall have received, on the date that the Membership Interest Sale is consummated, a duly executed counterpart of this agreement from each of the parties hereto;

(b) Agent shall have received Net Proceeds from the Membership Interest Sale in an amount that is not less than $60,000,000;

(c) Agent shall have received a fully executed control agreement with respect to account number 22003083 maintained by Caraustar Industries, Inc. with Banc of America Securities, LLC, which account replaces account number 24900635 which was subject to that certain Collateral Account Notification and Acknowledgment (Third Party) dated March 30, 2006 among Agent, Caraustar Industries, Inc. and Banc of America Securities, LLC; and

(c) No Default or Event of Default shall be in existence.

13. Effectiveness; Governing Law. This agreement shall be effective upon acceptance by Agent and the Lenders (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

14. Successors and Assigns. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

15. No Novation, etc. Except as otherwise expressly provided in this agreement, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement, as herein modified, shall continue in full force and effect.

16. Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission or by email via portable document format shall be deemed to be an original signature hereto.

17. Further Assurances. Each Obligor agrees to take such further actions as Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

Very truly yours,

BANK OF AMERICA, N.A., as Agent

By:	/s/ Walter T. Shellman
Name:	Walter T. Shellman
Title:	Sr. Vice President

[Remainder of page intentionally left blank]

Accepted and agreed to:

BORROWERS:	CARAUSTAR INDUSTRIES, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Senior Vice President

CARAUSTAR CUSTOM PACKAGING GROUP, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR RECOVERED FIBER GROUP, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR MILL GROUP, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

SPRAGUE PAPERBOARD, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

GUARANTORS:	PBL INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

GYPSUM MGC, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

McQUEENEY GYPSUM COMPANY

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR, G.P.

	By:	CARAUSTAR INDUSTRIES, INC.,
General Partner

		By:	/s/ Ronald J. Domanico
Ronald J. Domanico,
Senior Vice President

	By:	CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC., General Partner

		By:	/s/ Ronald J. Domanico
Ronald J. Domanico,
Vice President

McQUEENEY GYPSUM COMPANY, LLC

	By:	McQUEENEY GYPSUM COMPANY,
Sole Member

		By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

RECCMG, LLC

	By:	CARAUSTAR MILL GROUP, INC.,
Sole Member

		By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

FEDERAL TRANSPORT, INC.

By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

AUSTELL HOLDING COMPANY, LLC

	By:	CARAUSTAR INDUSTRIES, INC.,
Sole Member

		By:	/s/ Ronald J. Domanico
Ronald J. Domanico,
Senior Vice President

CAMDEN PAPERBOARD CORPORATION

By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CHICAGO PAPERBOARD CORPORATION

By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

HALIFAX PAPER BOARD COMPANY, INC.

By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR CUSTOM PACKAGING (MARYLAND), INC.

By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

PARAGON PLASTICS, INC.

By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

[Signatures continued on following page.]

REQUIRED LENDERS:	BANK OF AMERICA, N.A.

	By:	/s/ Walter T. Shellman
	Name:	Walter T. Shellman
	Title:	Sr. Vice President

WELLS FARGO FOOTHILL, LLC

	By:	/s/ Krista Wade
	Name:	Krista Wade
	Title:	Assistant Vice President

JPMORGAN CHASE BANK, N.A.

	By:	/s/ Jeff A. Tompkins
	Name:	Jeff A. Tompkins
	Title:	Vice President

Exhibit A

[UCC Financing Statement Amendment to be attached]